SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2013

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 15, 2013, VASCO Data Security International, Inc. (VASCO) issued a press release providing a preliminary estimate of revenues for the third quarter of 2013 and updated full-year 2013 guidance. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 16, 2012, VASCO held a conference call with investors to discuss VASCO’s preliminary estimate of revenues for the third quarter of 2013 and updated full-year 2013 guidance. A prepared script of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K. A transcript of the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

ITEM 9.01 Exhibits

(d)	Exhibits. The following Exhibits are furnished herewith:

Exhibit
Number	Description

99.1	Press release, dated October 16, 2013.

99.2	Prepared script of October 16, 2013 Investor Conference Call.

99.3	Transcript of October 16, 2013 Investor Conference Call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2013	VASCO Data Security International, Inc.

/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer

EXHIBIT INDEX

The following Exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press release, dated October 16, 2013.

99.2	Prepared script of October 16, 2013 Investor Conference Call.

99.3	Transcript of October 16, 2013 Investor Conference Call.